UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): July 31, 2025

Expion360 Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41347	81-2701049
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2025 SW Deerhound Avenue
Redmond, OR 97756
(Address of principal executive offices and zip code)

(541) 797-6714

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPON	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 31, 2025, Expion360 Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). There were 3,374,468 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), outstanding on June 4, 2025, the record date for the Annual Meeting. At the Annual Meeting, 1,520,479 shares of Common Stock were present in person or represented by proxy.

The following tables set forth the final results of the voting for the four proposals voted upon at the Annual Meeting. These matters are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 17, 2025.

Proposal 1: The stockholders elected five directors to serve on the Board of Directors for a one-year term of office expiring at the annual meeting of stockholders to be held in 2026 and until their respective successors have been elected and qualified, or until their respective deaths, resignations, or removals. The following sets forth the results of the voting with respect to each director nominee:

Name of Director	For	Withheld	Broker Non-Votes
Paul Shoun	373,889	108,904	1,037,686
Brian Schaffner	374,072	108,721	1,037,686
George Lefevre	353,055	129,738	1,037,686
Tien Q. Nguyen	231,452	251,341	1,037,686
Steven M. Shum	374,146	108,647	1,037,686

Proposal 2: The stockholders ratified the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The following sets forth the results of the voting with respect to the proposal:

For	Against	Abstain	Broker Non-Votes
1,381,669	42,714	96,096	–

Proposal 3: The stockholders approved an increase in the number of shares of Common Stock authorized for issuance under the Company’s 2021 Incentive Award Plan. The following sets forth the results of the voting with respect to the proposal:

For	Against	Abstain	Broker Non-Votes
305,081	175,650	2,062	1,037,686

Proposal 4: The stockholders approved an increase in the number of shares of Common Stock authorized for issuance under the Company’s 2021 Employee Stock Purchase Plan. The following sets forth the results of the voting with respect to the proposal:

For	Against	Abstain	Broker Non-Votes
339,316	140,905	2,572	1,037,686

No other matters were presented for consideration or stockholder action at the Annual Meeting.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION360 INC.

Date: August 1, 2025	By:	/s/ Brian Schaffner
	Name:	Brian Schaffner
	Title:	Chief Executive Officer and Interim Chief Financial Officer